CONFIDENTIAL TREATMENT

                                  AMENDMENT OF
                          PURCHASE AND SUPPLY AGREEMENT

         This Agreement, dated as of October 19, 2001 (referred to below as this "Amendment"), is entered into by and between Spectrian Corporation
("Spectrian"), a Delaware corporation, and UltraRF, Inc. ("UltraRF"), a North Carolina corporation, as an amendment of the Purchase and Supply Agreement dated as of December 29, 2000 (the "Supply Agreement") previously entered into by Spectrian and UltraRF (then known as Zoltar Acquisition, Inc.). All capitalized terms used in this Amendment without definition shall have the meanings set forth in the Supply Agreement.

                                    Recitals

         WHEREAS, Spectrian and UltraRF desire to amend the Supply Agreement to adjust the Minimum Commitment for certain calendar quarters and to agree upon certain other matters relating to the Supply Agreement, all as set forth below;

         NOW, THEREFORE, in consideration of the foregoing and the mutual provisions hereof, and intending to be legally bound, Spectrian and UltraRF agree as follows:

         1. Section 1.2 of the Supply Agreement is hereby amended by revising the table of Minimum Commitments contained therein to read as follows:

       "Calendar Quarter Ending                  Minimum Commitment
       ------------------------                  ------------------

          March 31, 2001                              $6,800,000
          June 30, 2001                               $7,500,000
          September 30, 2001                          $8,300,000
          December 31, 2001                           $7,500,000
          March 31, 2002                              [***]
          June 30, 2002                               [***]
          September 30, 2002                          [***]
          December 31, 2002                           [***]"

         2. Notwithstanding anything herein or in the Supply Agreement to the contrary, including, without limitation, the provisions of Sections 1.2, 2.2 and
3.1 of the Supply Agreement, during each of the calendar quarters ending December 31, 2001 (referred to below as "Q4 2001"), March 31, 2002 (referred to below as "Q1 2002") and June 30, 2002 (referred to below as "Q2 2002") UltraRF will not and is not obligated to ship Components to Spectrian having an aggregate purchase price that exceeds the respective Minimum Commitment amount referred to above in Section 1.2 of this Amendment for such calendar quarters.

         3. Notwithstanding anything herein or in the Supply Agreement to the contrary, including, without limitation, the provisions of Sections 1.2, 2.2 and
3.1 of the Supply Agreement, approximately $[***] of Firm Orders which had Original Delivery Dates in Q4 2001


[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.


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                                                          CONFIDENTIAL TREATMENT


shall be deemed amended hereby such that these Firm Orders shall now have Original Delivery Dates in Q1 2002 and shall be deemed Spectrian Purchases for Q1 2002.

         4. Notwithstanding anything herein or in the Supply Agreement to the contrary, including, without limitation, the provisions of Sections 1.2, 2.2 and
3.1 of the Supply Agreement, the approximately $[***] of Components sold and shipped by UltraRF to Spectrian on September 29, 2001, and received by Spectrian on October 2, 2002, shall be deemed Spectrian Purchases for Q4 2001.

         5. Concurrent with the execution of this Amendment, Spectrian has delivered to UltraRF and UltraRF has accepted Firm Orders for Components to be delivered during Q1 2002 having an aggregate purchase price of approximately $[***] (inclusive of the approximately $[***] of Components referred to above in
Section 3 of this Amendment) (referred to below as the "Q1 Orders") and that the Q1 Orders have been made in accordance with the provisions of the Supply Agreement, including, without limitation, Sections 2.2 and 2.4. The Q1 Orders include Components in the form of finished goods having an aggregate purchase price of approximately $[***] that are to incorporate devices based on UltraRF's LDMOS 8 technology and conform to the applicable Competitive Specifications (as defined below) (referred to below as the "New Device Finished Goods"). The New Device Finished Goods included in the Q1 Order include approximately [***] units. Spectrian and UltraRF hereby acknowledge and agree that UltraRF has not yet qualified the New Device Finished Goods for production, that the qualification of such Components may not occur in time to permit delivery during Q1 2001, and that such Components may never be qualified or delivered. UltraRF will use all commercially reasonable efforts to qualify, produce and deliver New Device Finished Goods to Spectrian and to do so during Q1 2002 in accordance with the Q1 Orders, but shall have no liability, except as expressly provided in paragraph 7 of this Amendment, due to any delay in delivery or failure to deliver such Components.

         6. In the event UltraRF is unable to deliver the New Device Finished Goods during Q1 2001 in accordance with the Q1 Orders, then Spectrian shall purchase and accept delivery from UltraRF, and UltraRF shall sell and deliver to Spectrian, die for use in manufacturing the New Device Finished Goods (referred to below as the "Spectrian Die Bank") on [***], having an aggregate purchase price of $[***] minus the aggregate purchase price of New Device Finished Goods delivered by UltraRF to Spectrian during Q1 2002 (such difference being referred to below as the "Aggregate Die Purchase Price"). In the event that UltraRF delivers the Spectrian Die Bank to Spectrian, then UltraRF agrees that it will not deliver any further New Device Finished Goods to Spectrian from [***] until [***]. The Spectrian Die Bank shall include the equivalent number of units in die form necessary to deliver units of New Device Finished Goods to Spectrian in Q2 2002, representing the difference between (1) [***] times the number of units of New Device Finished Goods specified in the Q1 Order, and (2) [***] times the number of units of New Device Finished Goods delivered to Spectrian in Q1 2002 on or before March 22, 2002. The price per unit for the Spectrian Die Bank shall be [***] of the unit price on the Q1 Order for the New Device Finished Goods. The parties hereby acknowledge and agree that the Aggregate Die Purchase Price shall count towards the Q1 2002 Minimum Commitment. UltraRF

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.


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                                                          CONFIDENTIAL TREATMENT


will hold the Spectrian Die Bank for use in manufacturing New Device Finished Goods for Spectrian, but title and risk of damage or loss will remain with Spectrian. UltraRF will use all commercially reasonable efforts to complete the manufacture of all the Spectrian Die Bank into units of New Device Finished Goods (referred to below as "Completed Die Into Finished Goods") within a 90 day period ending [***] (referred to below as "Completion Period"), but shall have no liability due to any delay in delivery or failure to deliver such Components except as expressly provided in paragraph 7 of this Amendment. Spectrian shall purchase and accept delivery of the Completed Die Into Finished Goods for an additional price per unit equal to [***] of the unit price for the New Device Finished Goods (that is, an aggregate purchase price of up to $[***] for the Completed Die Into Finished Goods which together with the Aggregate Die Purchase Price represents an aggregate purchase price of up to $[***] for all New Device Finished Goods made from the Spectrian Die Bank). Spectrian shall have the right to designate different packaging types for packaging the Spectrian Die Bank than the packaging types previously designated on its purchase orders for the New Device Finished Goods, provided that UltraRF receives written notice of the change not later than November 30, 2001 for the Q1 Order of New Device Finished Goods and not later than January 31, 2002 for the mix of products of Completed Die Into Finished Goods from the Spectrian Die Bank and provided further that new packaging type designated by Spectrian is a standard package type offered by UltraRF. The parties acknowledge and agree that the aggregate purchase price of Completed Die Into Finished Goods (not including the Die Purchase Price) shall count as Spectrian Purchases towards the Q2 2002 Minimum Commitment.

         7. In the event UltraRF is unable to deliver some portion or all of the Completed Die Into Finished Goods to Spectrian during the Completion Period, then upon the expiration of the Completion Period all units of the Spectrian Die Bank not incorporated into Completed Die Into Finished Goods delivered to Spectrian will become the property of UltraRF and Spectrian will receive a credit (referred to below as the "Spectrian Credit") from UltraRF equal to the difference of (i) [***] of the Die Purchase Price and (ii) the product of (A) [***] of the Die Purchase Price and (B) a fraction whose numerator is the purchase price of the Completed Die Into Finished Goods which are manufactured in the Completion Period and whose denominator is the Die Purchase Price. The Spectrian Credit shall be applied, at Spectrian's election, to reduce the Minimum Commitment in any calendar quarter starting with Q3 2002 (provided UltraRF receives written notice of Spectrian's election to do so not later than the first day of the quarter for which the Minimum Commitment is being reduced); as a credit towards future purchases of Components by Spectrian or as a credit against any payment due for Components received by Spectrian but not yet paid. In the event that Spectrian is unable to use the balance of the Spectrian Credit as provided above, it shall so notify UltraRF, and UltraRF shall then promptly deliver to Spectrian a cash payment equal to the Spectrian Credit.

         8. Spectrian shall be considered to have provided UltraRF written notice effective on [***], pursuant to Section 1.4(b) of the Supply Agreement, of Spectrian's determination to "lock in" Components corresponding to Motorola Part Nos. [***] and [***]. Such Locked In Components shall be deemed "Competitive" with such Motorola parts, within the meaning of Section 1.4 of the Supply Agreement, if such Locked In Components meet or exceed Motorola's


[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.


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                                                          CONFIDENTIAL TREATMENT


published specifications applicable to the corresponding Motorola part as in effect [***] ("Competitive Specifications"). As such, if UltraRF does not have Locked In Components identified above available on or after [***] which meet or exceed the applicable Competitive Specifications, and if Spectrian thereafter purchases such products from other vendors, then such purchases from other vendors in a calendar quarter shall be deemed to be a Performance and Product Availability Adjustment, as defined in Section 1.4 (b) of the Supply Agreement, for purposes of the Minimum Commitment for such quarter.

         9. Spectrian shall be considered to have given UltraRF written notice effective on [***], pursuant to Section 1.4(b) of the Supply Agreement, of Spectrian's determination to "lock in" Components corresponding to Motorola Part Nos. [***] and [***]. Such Locked In Components shall be deemed "Competitive" with such Motorola parts, within the meaning of Section 1.4 of the Supply Agreement, if the Locked In Components meet or exceed Motorola's published specifications applicable to the corresponding Motorola part as in effect [***] ("Competitive Specifications") . As such, if UltraRF does not have Locked In Components identified above available on or after [***] which meet or exceed the applicable Competitive Specifications, and if Spectrian thereafter purchases such products from other vendors, then such purchases from other vendors in a calendar quarter shall be deemed to be a Performance and Product Availability Adjustment, as defined in Section 1.4 (b) of the Supply Agreement, for purposes of the Minimum Commitment for such quarter.

         10. Except as set forth above, the Supply Agreement shall continue in effect in accordance with its original terms.

         11. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Amendment shall be governed by and construed and enforced in accordance with the laws of the same state as apply under the terms of the Supply Agreement.

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[***]  Confidential  treatment  requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.


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                                                          CONFIDENTIAL TREATMENT


         IN WITNESS WHEREOF, Spectrian and UltraRF have caused this Amendment to be executed in one or more counterparts by their respective duly authorized representatives.

UltraRF, Inc.                            Spectrian Corporation


By:      /s/ Chris Tubis                 By:    /s/ Michael Angel
     ----------------------------           ----------------------------
        Name:  Chris Tubis                    Name:  Michael Angel
        Its:                                  Its: Executive VP and CFO

Date:    November 12, 2001               Date:    November 12, 2001
     ----------------------------             ----------------------------

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.